UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 24, 2025

Journey Medical Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41063	47-1879539
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9237 E Via de Ventura Blvd., Suite 105

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 434-6670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DERM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2025, following stockholder approval at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Journey Medical Corporation (the “Company” or “Journey”), the Company filed with the Secretary of State for the State of Delaware its Fourth Amended and Restated Certificate of Incorporation (the “Fourth Amended and Restated Charter”), effective upon filing, to provide for, among other things, officer exculpation, as described in the Company’s definitive proxy statement for the 2025 Annual Meeting filed with the Securities and Exchange Commission on April 29, 2025. The foregoing description of the Fourth Amended and Restated Charter does not purport to be complete and is qualified in its entirety by reference to the text of the Fourth Amended and Restated Charter, which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 24, 2025, the Company held its 2025 Annual Meeting at 11:00 a.m. Eastern Time by means of an online virtual meeting platform. Stockholders representing 19,663,140 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company and 6,000,000 shares of the Company’s Class A Common Stock of the Company, or 85.04% of the 23,120,937 shares entitled to vote, were represented in person or by proxy, constituting a quorum.

At the 2025 Annual Meeting, the following three proposals were approved: (i) the election of six directors to hold office until the 2026 annual meeting of stockholders; (ii) the ratification of the appointment of KPMG LLP as Journey’s independent registered public accounting firm for the year ending December 31, 2025; and (iii) the approval of the Fourth Amended and Restated Charter. The three proposals are described in detail in Journey’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting filed with the SEC on April 29, 2025.

As of the April 25, 2025 record date for the determination of the stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting, 17,120,937 shares of the Company’s Common Stock were outstanding and eligible to vote with an aggregate of 17,120,937 votes and 6,000,000 shares of the Company’s Class A Common Stock were outstanding and eligible to vote with an aggregate of 18,840,000 votes, as determined in accordance with Article IV, Section 3.2 of the Company’s Third Amended and Restated Certificate of Incorporation.

Proposal 1

The votes with respect to the election of six directors to hold office until the 2026 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lindsay A. Rosenwald, M.D.	25,498,701	684,668	6,319,771
Claude Maraoui	25,713,887	469,482	6,319,771
Neil Herskowitz	25,428,625	754,744	6,319,771
Justin Smith	25,689,779	493,590	6,319,771
Miranda Toledano	25,652,600	530,769	6,319,771
Michael Pearce	26,070,024	113,345	6,319,771

Proposal 2

The vote with respect to the ratification of KPMG LLP as Journey’s independent registered accounting firm for the year ending December 31, 2025 was as follows:

Total Votes For	Total Votes Against	Abstentions
32,468,451	10,433	24,256

Proposal 3

The vote with respect to the approval of the Fourth Amended and Restated Charter to provide for, among other things, officer exculpation, was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
25,373,988	798,994	10,387	6,319,771

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Description
3.1	Fourth Amended and Restated Certificate of Incorporation, filed June 24, 2025
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Journey Medical Corporation

(Registrant)

Date: June 26, 2025
	By:	/s/ Claude Maraoui
Claude Maraoui
Chief Executive Officer, President and Director